Exhibit 99.1

FOR IMMEDIATE RELEASE

ServiceNow Reports Financial Results for First Quarter 2013

First Quarter Revenues Grew 81% Year-over-Year

SAN DIEGO – April 24, 2013 – ServiceNow (NYSE: NOW), the enterprise IT cloud company, today announced its financial results for its first quarter of 2013.

First quarter 2013 results:

•	Revenues of $85.9 million, an increase of 81% compared to the first quarter of 2012, and an increase of 14% from the fourth quarter of 2012.

•

A GAAP net loss for the quarter of $13.4 million, or a loss of $0.10 per basic and diluted share, compared to a GAAP net loss of $5.6 million, or a loss of $0.23 per basic and diluted share, in the first quarter of 2012.

•

A non-GAAP net loss for the quarter of $1.9 million, or a loss of $0.01 per basic and diluted share, compared to a non-GAAP net loss of $2.5 million, or a loss of $0.11 per basic and diluted share, in the first quarter of 2012 (see the table entitled “Results of Operations GAAP to Non-GAAP Reconciliation” for a reconciliation of these GAAP and non-GAAP financial measures).

•	Deferred revenue of $194.8 million, a 14% increase over the $170.4 million reported at the end of the prior quarter.

•

Billings were $110.3 million, a 13% increase over the $97.6 million reported in the previous quarter and an 88% increase over the $58.6 million in the same period last year (see the table entitled “Non-GAAP Billings Reconciliation” for a reconciliation of non-GAAP billings to GAAP revenues).

“The first quarter was a strong start to 2013. We exceeded our previously stated outlook on revenue and non-GAAP earnings per share, added 128 net new customers and achieved a customer renewal rate of 96%,” said Frank Slootman, president and chief executive officer, ServiceNow. “We also continued to penetrate our existing customer base, with upsells comprising a third of our annual contract value signed in the quarter.”

“We saw strength across our key financial metrics in the quarter, highlighted by our first quarter with billings in excess of $100 million, a significant milestone in our growth story,” added Michael Scarpelli, chief financial officer, ServiceNow. “Deferred revenue grew sequentially by 14% and we generated $15.0 million in operating cash flow for the quarter.”

Financial Outlook

The financial guidance discussed below is on a non-GAAP basis, except for revenues, and excludes stock-based compensation expense and the related income tax impact (see table which reconciles these non-GAAP financial measures to the related GAAP measures). Negative numbers are shown in parentheses.

For the second quarter of 2013, we expect:

•

Total revenues between $94 and $96 million, representing year-over-year growth between 66% and 69%. Our total second quarter revenue estimate consists of subscription revenues between $77 and $78 million and professional services and other revenues between $17 and $18 million.

•

Subscription gross margin between 74% and 75%, professional services and other gross margin between 23% and 25%, and overall gross margin between 64% and 65%. Our professional services and other revenues outlook includes approximately $4 million related to Knowledge, our annual user conference to be held in May, with related expenses of approximately $8-$9 million recorded in sales and marketing.

•	Operating margin between (6%) and (5%).

•	A net loss per basic and diluted share between ($0.06) and ($0.04) with weighted-average shares outstanding of approximately 135 million.

For the full year 2013, we expect revenues to be in the range of $394 to $398 million, representing year-over-year growth between 62% and 63%. Our total annual revenues estimate consists of subscription revenues between $332 and $334 million and professional services and other revenues between $62 and $64 million.

First quarter highlights

•

On April 1st, ServiceNow received Federal Information Security Management Act (FISMA) Moderate Authority to Operate (ATO) from the U.S. General Services Administration (GSA). The authorization will allow federal, state and local government agencies to securely leverage ServiceNow for IT system consolidation and business process automation.

•

In February, ServiceNow announced Hitachi Solutions has become the first business partner in Japan to provide ServiceNow to the Japanese market. Hitachi Solutions will resell the ServiceNow Service Automation applications and the ServiceNow Service Automation Platform. Hitachi Solutions will also provide implementation, training and first-level support for Japanese customers.

Conference Call Details

ServiceNow will host a conference call to discuss its financial results for the first quarter of 2013 to begin today at 2 p.m. PDT (21:00 GMT). Interested parties may listen to the call by dialing 877.546.5018 (passcode: 78194644), or if outside North America, by dialing 857.244.7550 (passcode: 78194644). Individuals may access the live teleconference from the investor relations section of the ServiceNow web site at http://investors.servicenow.com. The webcast will be archived for a period of 30 days.

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial 888.286.8010 (passcode: 60952020), or if outside North America, by dialing 617.801.6888 (passcode: 60952020).

Statement regarding use of non-GAAP financial measures

The company reports non-GAAP results for gross margins, operating margins, net income or loss, basic and diluted income or loss per share, free cash flow and billings in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company’s financial measures under GAAP include stock-based compensation expense. Management believes the presentation of operating results excluding stock-based compensation expense provides useful supplemental information to investors and facilitates the analysis of the company’s core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company’s past and future operating performance.

Free cash flow, which is a non-GAAP financial measure, is calculated as GAAP net cash provided by operating activities reduced by purchases of property and equipment. Management believes information regarding free cash flow provides investors with an important perspective on the cash available to invest in our business and fund ongoing operations. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Billings is calculated as revenue plus the change in total deferred revenue. Management believes billings offers investors useful supplemental information regarding the performance of our business, and will help investors better understand the sales volumes and performance of our business.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward looking statements

This release contains “forward-looking statements” regarding our performance, including in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are: (i) errors, interruptions, delays, or security breaches in or of our service or web hosting, (ii) our ability to grow at our expected rate of growth, including our ability to convert deferred revenue and backlog into revenue, add and retain customers, and enter new geographies and markets, (iii) our ability to continue to release, and gain customer acceptance of, improved versions of our services, (iv) our ability to develop and gain customer acceptance of new products and services, including our platform, and (v) our ability to compete successfully against existing and new competitors.

Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2012 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the first quarter ended March 31, 2013.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow is the enterprise IT cloud company. We focus on transforming enterprise IT by automating and standardizing business processes and consolidating IT across the global enterprise. Organizations deploy our service to create a single system of record for enterprise IT, lower operational costs and enhance efficiency. Additionally, our customers use our extensible platform to build custom applications for automating activities unique to their business requirements. For more information, visit www.servicenow.com.

# # #

ServiceNow and the ServiceNow logo are registered trademarks of ServiceNow. All other brand and product names are trademarks or registered trademarks of their respective holders.

ServiceNow, Inc.

Condensed Consolidated Statements of Operations

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Revenues:
Subscription	$71,558	$39,541
Professional services and other	14,381	7,890

Total revenues	85,939	47,431

Cost of revenues (1) :
Subscription	18,312	11,012
Professional services and other	13,996	10,224

Total cost of revenues	32,308	21,236

Gross profit	53,631	26,195

Operating expenses (1) :
Sales and marketing	38,226	19,307
Research and development	16,039	6,043
General and administrative	12,279	6,427

Total operating expenses	66,544	31,777

Loss from operations	(12,913)	(5,582)
Interest and other income, net	119	492

Loss before provision for income taxes	(12,794)	(5,090)
Provision for income taxes	564	550

Net loss	$(13,358)	$(5,640)

Net loss attributable to common stockholders—Basic and Diluted	$(13,358)	$(5,794)

Net loss per share attributable to common stockholders:
Basic	$(0.10)	$(0.23)

Diluted	$(0.10)	$(0.23)

Weighted-average shares used to compute net loss per share attributable to common stockholders:
Basic	129,782,029	25,123,582

Diluted	129,782,029	25,123,582

(1)	Includes total stock-based compensation expense for stock-based awards as follows:

	Three Months Ended
	March 31,	March 31,
	2013	2012
Cost of revenues:
Subscription	$1,794	$532
Professional services and other	821	192
Sales and marketing	3,985	1,471
Research and development	3,114	661
General and administrative	2,332	1,062

ServiceNow, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

	March 31, 2013	December 31, 2012
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$144,782	$118,989
Short-term investments	194,084	195,702
Accounts receivable, net	79,844	78,163
Current portion of deferred commissions	17,690	14,979
Prepaid expenses and other current assets	10,176	13,596
Current portion of deferred tax assets	660	660

Total current assets	447,236	422,089
Deferred commissions, less current portion	12,295	11,296
Property and equipment, net	54,284	42,342
Other assets	2,138	2,387

Total assets	$515,953	$478,114

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,770	$9,604
Accrued expenses and other current liabilities	40,432	48,059
Current portion of deferred revenue	178,911	153,964

Total current liabilities	229,113	211,627
Deferred revenue, less current portion	15,854	16,397
Other long-term liabilities	7,059	6,685
Stockholders’ equity	263,927	243,405

Total liabilities and stockholders’equity	$515,953	$478,114

ServiceNow, Inc.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended
	March 31,	March 31,
	2013	2012
Cash flows from operating activities:
Net loss	$(13,358)	$(5,640)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,364	2,046
Amorization of premiums on short-term investments, net	1,095	—
Amortization of deferred commissions	5,366	2,343
Stock-based compensation	12,046	3,918
Tax benefit from exercise of stock options	(1,851)	(960)
Bad debt expense	283	—
Lease abandonment costs	298	—
Changes in operating assets and liabilities:
Accounts receivable	(2,938)	2,058
Deferred commissions	(9,269)	(5,253)
Prepaid expenses and other current assets	3,918	4,172
Other assets	(230)	(74)
Accounts payable	(1,471)	1,433
Accrued expenses and other current liabilities	(9,012)	1,045
Deferred revenue	25,729	11,022
Other long-term liabilities	53	(31)

Net cash provided by operating activities	15,023	16,079

Cash flows from investing activities:
Purchases of property and equipment	(10,415)	(8,558)
Purchases of short-term investments	(55,946)	(15,344)
Maturities of short-term investments	55,350	—
Restricted cash	—	8

Net cash used in investing activities	(11,011)	(23,894)

Cash flows from financing activities:
Financing costs paid on follow-on offering	(698)	—
Proceeds from employee stock plans	21,468	1,301
Proceeds from early exercise of stock options	—	887
Tax benefit from exercise of stock options	1,851	960
Net proceeds from issuance of common stock	—	17,848
Purchases of common stock and restricted stock from stockholders	—	(1,069)

Net cash provided by financing activities	22,621	19,927

Foreign currency effect on cash and cash equivalents	(840)	(60)

Net increase in cash and cash equivalents	25,793	12,052
Cash and cash equivalents at beginning of period	118,989	68,088

Cash and cash equivalents at end of period	$144,782	$80,140

Calculation of free cash flow (a non-GAAP measure):
Net cash provided by operating activities	$15,023	$16,079
Purchases of property and equipment	(10,415)	(8,558)

Free cash flow	$4,608	$7,521

ServiceNow, Inc.

Results of Operations GAAP to Non-GAAP Reconciliation

(in thousands, except share and per share data)

(Unaudited)

	Three Months Ended
	March 31, 2013			March 31, 2012
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Reconciliation of gross profit:
Revenues:
Subscription	$71,558	$—	$71,558	$39,541	$—	$39,541
Professional services and other	14,381	—	14,381	7,890	—	7,890

Total revenues	85,939	—	85,939	47,431	—	47,431

Cost of revenues (1) :
Subscription	18,312	(1,794)	16,518	11,012	(532)	10,480
Professional services and other	13,996	(821)	13,175	10,224	(192)	10,032

Total cost of revenues	32,308	(2,615)	29,693	21,236	(724)	20,512

Gross profit:
Subscription	53,246	1,794	55,040	28,529	532	29,061
Professional services and other	385	821	1,206	(2,334)	192	(2,142)

Total gross profit	$53,631	$2,615	$56,246	$26,195	$724	$26,919

Reconciliation of operating expenses:
Operating expenses (1) :
Sales and marketing	$38,226	$(3,985)	$34,241	$19,307	$(1,471)	$17,836
Research and development (2)	16,039	(3,114)	12,925	6,043	71	6,114
General and administrative	12,279	(2,332)	9,947	6,427	(1,062)	5,365

Total operating expenses	$66,544	$(9,431)	$57,113	$31,777	$(2,462)	$29,315

Reconciliation of income (loss) from operations, provision for income taxes, net income (loss), net income (loss) per share, and pro forma net income (loss) per share:
Income (loss) from operations	$(12,913)	$12,046	$(867)	$(5,582)	$3,186	$(2,396)

Income (loss) before provision for income taxes	$(12,794)	$12,046	$(748)	$(5,090)	$3,186	$(1,904)
Provision for income taxes (1), (2)	564	539	1,103	550	31	581

Net income (loss)	$(13,358)	$11,507	$(1,851)	$(5,640)	$3,155	$(2,485)

Net income (loss) attributable to common stockholders—Basic and Diluted	$(13,358)	$11,507	$(1,851)	$(5,794)	$3,155	$(2,639)

Net income (loss) per share attributable to common stockholders:
Basic	$(0.10)	$0.09	$(0.01)	$(0.23)	$0.12	$(0.11)

Diluted	$(0.10)	$0.09	$(0.01)	$(0.23)	$0.12	$(0.11)

Weighted-average shares used to compute net income (loss) per share attributable to common stockholders:
Basic	129,782,029	—	129,782,029	25,123,582	—	25,123,582

Diluted	129,782,029	—	129,782,029	25,123,582	—	25,123,582

(1)	Adjustments include stock-based compensation and the related tax effect.
(2)

Adjustment includes $0.7 million of research and development expenses that were improperly capitalized related to software development costs incurred during the development of the company’s feature release for its service offering and the related tax effect for the quarter ended March 31, 2012.

ServiceNow, Inc.

Non-GAAP Billings Reconciliation

(in thousands)

(Unaudited)

	Three Months Ended
	March 31,	December 31,	March 31,
	2013	2012	2012
Total revenues	$85,939	$75,162	$47,431
Deferred revenue, end of period	194,765	170,361	115,757
Less: deferred revenue, beginning of period	170,361	147,946	104,636

Billings	$110,343	$97,577	$58,552

ServiceNow, Inc.

Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of April 24, 2013. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. More information on potential factors that could affect the company’s financial results is included from time to time in the company’s public reports filed with the SEC, including the company’s Annual Report on Form 10-K filed on March 8, 2013 and the company’s Form 10-Q for the fiscal quarter ended March 31, 2013 to be filed with the SEC. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
June 30, 2013
Non-GAAP subscription gross margin	74% - 75%
Stock-based compensation expense	(2%)

GAAP subscription gross margin	72% - 73%

Non-GAAP professional services and other gross margin	23% - 25%
Stock-based compensation expense	(6%)

GAAP professional services and other gross margin	17% - 19%

Non-GAAP total gross margin	64% - 65%
Stock-based compensation expense	(3%)

GAAP total gross margin	61% - 62%

Non-GAAP operating margin	(6%) - (5%)
Stock-based compensation expense	(15%)

GAAP operating margin	(21%) - (20%)

Non-GAAP basic and diluted net loss per share	($0.06) - ($0.04)
Stock-based compensation expense	($0.11)
Incremental non-GAAP tax expense (1)	$0.01

GAAP basic and diluted net loss per share	($0.16) - ($0.14)

(1)	Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP stock-based compensation expense adjustments.